SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

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                          (as permitted by Rule 14c-5(d)(2))
                      [ ] Definitive Information Statement
                      [ ] Definitive Additional Materials


                     DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.
                (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Information Statement,
                          if other than THE REGISTRANT)


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                     DIGITAL VIDEO DISPLAY TECHNOLOGY, INC.
                                 8 GAUCHO DRIVE
                         ROLLING HILLS ESTATES, CA 90274
                                  416-682-9255

                              INFORMATION STATEMENT

THIS IS AN INFORMATION STATEMENT, AND NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY


                                  INTRODUCTION

     This Information Statement is furnished to the stockholders in connection with the Special Shareholders Meeting called by the Board of Directors of Digital Video Display Technology, Inc., a Nevada corporation (the "Company" or "DVDT")(the "Meeting"). The Meeting is to be held at the offices of Mr. Randy Miller, President, 6 Adelaide Street East, #300, Toronto, Ontario, Canada M5C 1H6, on Friday, June 29, 2001, at 11:00 o'clock a.m., Eastern Daylight Time. The accompanying Notice of Special Meeting of Stockholders and this Information Statement are first being mailed to stockholders on or about June 18, 2001.

     The Company's Board of Directors has unanimously resolved to adopt the following resolutions, which will also be submitted to the Company's stockholders at the Meeting:

                            1. To effect a reverse split of its
                               outstanding common stock on a basis of one for 200, while retaining the current authorized common stock capital of 100,000,000 and par value of $0.001, with appropriate adjustments in the capital
                               accounts of the Company;


                            2. To change the name of the Company to

                                 "ICONET, INC."






                     APPROXIMATE MAILING DATE JUNE 18, 2001

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THE BOARD OF DIRECTORS RECOMMEND A VOTE IN FAVOR OF THE AFOREMENTIONED
PROPOSALS.



                     OUTSTANDING SHARES, VOTING AND PROXIES


Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed June 14, 2001, as the record date for the determination of holders of common stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 51,423,000 shares of common stock outstanding and entitled to vote. Holders of common stock will be entitled to one vote per share held and are not entitled to cumulative voting regarding any proposal being submitted at the Meeting.

Quorum and Voting.
------------------

     The presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the purpose of effecting a reverse split of the outstanding common stock as provided herein, effecting a reverse split of the common stock as provided herein, and to change the Company's name. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Management knows of no other matter that is anticipated to be presented to the Meeting.


     Mr. Kurt Dalmada, 8 Seestrasse, Zolikon, Switzerland, owns 30,000,000 shares, or 58.3% of the presently outstanding common voting securities of the Company, and intend to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

                     DISSENTERS' RIGHTS OF APPRAISAL

     The Nevada Revised Statutes do not provide for dissenters' rights with respect to the Proposals being presented at the Meeting.

PROPOSAL 1 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A ONE FOR TWO HUNDRED REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK.

     The Company's Board of Directors has voted to authorize a one for two hundred reverse split of the outstanding common stock of the Company, while retaining the current authorized common stock capital of 100,000,000 and par value of $0.001, with appropriate adjustments in its capital accounts.

     The primary reason for this reverse split is to adopt a structure that would allow the Company to more effectively raise funds and acquire other compatible, existing, operating businesses. Management recommends a vote in favor of this Proposal.



PROPOSAL 2- AUTHORIZE THE BOARD OF DIRECTORS TO FILE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "ICONET, INC."

     The principal purpose of this Proposal is to change the Company's name to reflect its current business operations related to internet services in Europe. Management also recommends a vote in favor of this Proposal.

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               INTEREST OF MANAGEMENT IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee to become a director, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of the stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth the share holdings of management and those persons who own more than five percent of the Company's Common Stock:

                          Number of Shares            Percentage
Name and Address         Beneficially Owned            of Class
----------------         ------------------           ----------


Kurt Dalmada                  30,000,000                58.3%
8 Seestrasse
Zolikon, Switzerland


TOTALS:                       30,000,000                58.3%


     Mr. Kurt Dalmada intends to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

Changes in Control.
-------------------

     Since the beginning of its current fiscal year, January 1, 2001, the following changes in control have occurred:

            1. May 18, 2001. By the resignations and actions below, Randy Miller
               ------------                                         ------------
               is the sole Director and officer of Digital Video Display Technology Corp.

               (a) May 7, 2001. Randy Miller elected as a Director of Digital
                   -----------  ------------
                   Video Display Technology Corp.


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               (b) May 16, 2001. Randy Moss resigned as President and CEO of
                   ------------
                   Digital Video Display Technology Corp. Randy Moss resigned as a Director of Digital Video Display Technology Corp.

               (c) May 17, 2001. Randy Miller was Elected President and
                   ------------  ------------
                   Secretary of Digital Video Display Technology Corp.

               (d) May 18, 2001. Marilyn G. Haft resigned as General Counsel
                   ------------
                   and Director of Digital Video

            2. May 22, 2001. Pursuant to Board resolution, Digital Video Display
               ------------
               Technology Corp. issued 30,000,000 shares of its Common Stock for partial payment of loan principle on a Line of Credit held by the following:

               Prior to the issuance of these 30,000,000 shares of Common Stock, there were 21,423,000 shares issued and outstanding. With the issuance of the 30,000,000 shares, there are 51,423,000 shares of common stock issued and outstanding.

                             Details are as follows:

               (a) Common Stock issued to: Kurt Dalmada Zolikon, Switzerland

               (b) Consideration: $210,000 Reduction of Loan Principle of the
                   Line of Credit owing by the Corporation.

               (c) The 30,000, 000 shares now held by Kurt Damata represent
                   58.3%, and a majority of the issued and outstanding shares of the Corporation.

               (d) It is understood that Kurt Dalmata may request that he be appointed and elected as a Director of the Corporation.


                           VOTE REQUIRED FOR APPROVAL

     A majority of the outstanding common voting securities of the Company constitutes a quorum for the transaction of business at any Meeting. Under applicable law, if a quorum is present at the Meeting, the plurality of votes cast in favor of the Proposals shall be sufficient to adopt, ratify and approve the Proposals; however, to effect an amendment to the Articles of Incorporation of the Company, a vote in person or by proxy of stockholders owning a majority of the shares entitled to vote at the Meeting is required.


                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any business other than the aforementioned Proposals that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person or persons named in the enclosed Proxy to vote thereon in accordance with his/their best judgment.



                                   By Order of the Board of
                                   Directors

June 4, 2001                       _______________________
Toronto, Canada                     Director and President


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                     DIGITAL VIDEO DISPLAY TECHNOLOGY CORP.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 29, 2001

TO ALL STOCKHOLDERS:

         NOTICE is hereby given that a special meeting of the stockholders of Digital Video Display Technology Corp., a Nevada corporation (the "Company"), will be held at the office of Mr. Randy Miller, President, 6 Adelaide Street East, #300, Toronto, Ontario, Canada M5C 1H6, on Friday, June 29, 2001, at 11:00 a .m. Eastern Daylight Time, (hereinafter, the "Meeting").

         The Meeting will be held for the following purposes

         1. To amend the Company's Articles of Incorporation to effect a reverse split of its outstanding common stock on a basis of one for two hundred, while retaining the current authorized preferred stock capital of 100,000,000 and par value of $0.001, with appropriate adjustments in the capital accounts of the Company;

         2. To amend the Company's Articles of Incorporation to change its name to "ICONET, INC."

         3. To transact any other business that may properly come before the Meeting.

         As of the date of this Notice, the Board of Directors of the Company is not aware of any other business to come before the Meeting.

         Only stockholders of record at the close of business on June 14, 2001, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

               Mr. Kurt Dalmada owns 30,000,000 shares, or 58.3%% of the presently outstanding common voting securities of the Company, and intends to vote in favor of all Proposals. No other votes are required or necessary to approve these Proposals.

                                                         ----------------------
                                                         President and Director

June 18, 2001
Toronto, Canada